UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
February 17, 2006
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 0-28930
ROADHOUSE GRILL, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Florida (State Or Other Jurisdiction Of Incorporation Or Organization)	65-0367604 (IRS Employer Identification No.)
2703-A Gateway Drive
Pompano Beach, Florida 33069
(Address Of Principal Executive Offices)
(954) 957-2600
Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On February 17, 2006, Roadhouse Grill, Inc. issued a press release (the “Press Release”) regarding the status of its proposed merger with Steakhouse Partners, Inc. and the adjournment of the special shareholders meeting until February 28, 2006 at 10:00 a.m. A copy of the press release announcing this information is attached to this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     99.1 Press release issued by Roadhouse Grill, Inc. on February 17, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Michael C. Brant
Executive Vice President and Chief Financial Officer

Dated: February 17, 2006

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